ASSIGNMENT AGREEMENT

UBS AG has entered into the transaction listed on Attachment 1 hereto with Reference Number 37281970 (the “Old Transaction”) with UBS Real Estate Securities, Inc. (“UBS Real Estate”).

For valuable consideration, receipt of which is hereby acknowledged, UBS Real Estate hereby assigns, transfers and sets over effective 30 January 2006, unto Mortgage Asset Securitization Transactions Inc. (“MASTR”), without recourse all of its rights, title and interest in and to the Old Transaction and UBS Real Estate hereby gives MASTR and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor.  UBS AG hereby consents to the assignment of the Old Transaction to MASTR as herein provided.

Upon the effectiveness of such assignment, for valuable consideration, receipt of which is hereby acknowledged, MASTR hereby assigns, transfers and sets over effective 30 January 2006, unto MASTR Alternative Loan Trust 2006-1 (the “Trust”), without recourse, all of its rights, title and interest in and to the Old Transaction (as so assigned and transferred, referenced by UBS AG as a new transaction with Reference Number 37283698, as listed on Attachment 2 hereto and referred to as the “New Transaction”) and MASTR hereby gives the Trust and its assigns full power and authority for its or their own uses and benefit, but at its or their own cost, to demand, collect, receive and give acquittance for the same or any part of thereof, and to prosecute or withdraw any suits or proceedings therefor.  UBS AG hereby consents to the assignment of the New Transaction to the Trust as herein provided, with the understanding that the provisions labeled “Additional Provisions” in the confirmation relating to the New Transaction shall become effective upon the assignment to the Trust.

Each party hereby represents and warrants to the other that the execution, delivery and performance of this Assignment Agreement by it are within its powers, and have been duly authorized by all necessary corporate or other action and that this Assignment Agreement constitutes its legal, valid and binding obligation.

This Assignment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

IN WITNESS WHEREOF, the parties have duly executed this Assignment Agreement as of the date first written above.

UBS AG

By:		By:
Name:	Jonathan Moss	Name:	Jonathan McTernan
Title:	Director	Title:	Associate Director

UBS REAL ESTATE SECURITIES, INC.

By:  ______________________________

By: __________________________________

Name:

Name:

Title:

Title:

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC.	MASTR Alternative Loan Trust 2006-1 By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator for MASTR Alternative Loan Trust 2006-1

 By:

By:_________________________________

By: __________________________________

Name:

Name:

Title:

Title:

By:_________________________________

Name:

Title:

Attachment 1

Date:

25 January 2006

To:

UBS Real Estate Securities, Inc. (“Counterparty”)

Attention:

Swaps Administration

From:

UBS AG, London Branch (“UBS AG”)

Subject:

Interest Rate Cap Transaction

UBS AG Ref: 37281970

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement.  If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree.  Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement").  In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Interest Rate Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	25 January 2006

Effective Date	30 January 2006

Termination Date:	25 August 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.
Calculation Amount:	Initially USD 72,944,000.00, amortizing as per the Amortization Schedule below

Amortization Schedule:

Period from and including:	Period up to but excluding:	Calculation Amount (USD)
Effective Date	25-Feb-06	72,944,000.00
25-Feb-06	25-Mar-06	72,016,876.55
25-Mar-06	25-Apr-06	70,841,664.40
25-Apr-06	25-May-06	69,423,042.09
25-May-06	25-Jun-06	67,766,308.34
25-Jun-06	25-Jul-06	65,877,471.18
25-Jul-06	25-Aug-06	63,763,834.94
25-Aug-06	25-Sep-06	61,432,756.36
25-Sep-06	25-Oct-06	58,892,246.93
25-Oct-06	25-Nov-06	56,214,536.03
25-Nov-06	25-Dec-06	53,565,363.40
25-Dec-06	25-Jan-07	50,986,290.44
25-Jan-07	25-Feb-07	48,476,145.35
25-Feb-07	25-Mar-07	46,033,775.81
25-Mar-07	25-Apr-07	43,658,048.69
25-Apr-07	25-May-07	41,347,849.68
25-May-07	25-Jun-07	39,102,083.03
25-Jun-07	25-Jul-07	36,919,671.22
25-Jul-07	25-Aug-07	34,799,554.66
25-Aug-07	25-Sep-07	32,740,691.38
25-Sep-07	25-Oct-07	30,742,056.77
25-Oct-07	25-Nov-07	28,802,643.26
25-Nov-07	25-Dec-07	26,921,460.07
25-Dec-07	25-Jan-08	25,097,532.88
25-Jan-08	25-Feb-08	23,329,903.63
25-Feb-08	25-Mar-08	21,617,630.19
25-Mar-08	25-Apr-08	19,959,786.12
25-Apr-08	25-May-08	18,355,460.42
25-May-08	25-Jun-08	16,803,757.25
25-Jun-08	25-Jul-08	15,303,795.69
25-Jul-08	25-Aug-08	13,854,709.52
25-Aug-08	25-Sep-08	12,455,646.91
25-Sep-08	25-Oct-08	11,105,770.27
25-Oct-08	25-Nov-08	9,804,255.92
25-Nov-08	25-Dec-08	8,550,293.93
25-Dec-08	25-Jan-09	7,343,087.88
25-Jan-09	25-Feb-09	6,181,854.61
25-Feb-09	25-Mar-09	5,065,824.01
25-Mar-09	25-Apr-09	3,994,238.81
25-Apr-09	25-May-09	2,966,354.39
25-May-09	25-Jun-09	1,981,438.52
25-Jun-09	25-Jul-09	1,038,771.18
25-Jul-09	Termination Date	137,644.38

The dates in the above schedule with the exception of the Effective Date will be subject to no adjustment

Seller of the Cap:	UBS AG

Buyer of the Cap:	Counterparty

Calculation Agent:	UBS AG

Business Days:	New York

Broker:	None

Fixed Amounts

Fixed Rate Payer:	Counterparty

Fixed Amount:	Not Applicable

Fixed Rate Payer Payment Date:	Not Applicable

Business Day Convention:	Not Applicable

Floating Amounts

Floating Rate Payer:	UBS AG

Cap Rate:	5.30 percent per annum
Floating Amount:	To be determined in accordance with the following formula: Greater of (1) Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option - Cap Rate) and
(2) 0

Floating Rate Option:

USD-LIBOR-BBA, provided however, that if the Floating Rate Option for any Calculation Period is greater than 8.80 percent per annum, the Floating Rate Option for such Calculation Period shall be deemed equal to 8.80 percent per annum.

Designated Maturity:	One Month

Spread:

Floating Rate Day Count Fraction:	30/360

Floating Rate Payer Period End Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 February 2006, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to each Floating Rate Payer Period End Date.

Reset Dates:	First day of each Calculation Period.

Business Day Convention:	Modified Following

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

 (a) Non-Reliance.  Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

 (b) Assessment and Understanding.  Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction.  Each party is also capable of assuming and assumes, the risks of this Transaction.

 (c) Status of the Parties.  Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d)  Eligible Contract Participant.  Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:
Currency:	USD
Correspondent Bank:	UBS AG, STAMFORD BRANCH
Swift Address:	UBSWUS33XXX
Favour:	UBS AG LONDON BRANCH
Swift Address:	UBSWGB2LXXX
Account No:	101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

Offices

(a)

The office of UBS AG for the Interest Rate Cap Transaction is London; and

(b)

The office of Counterparty for the Interest Rate Cap Transaction is London

Contact Names at UBS AG:

Pre Value Payments:	Pre Value Payment Investigations:	203.719.1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3373
ISDA Documentation:	Credit Risk Management:	203.719.8184
Swift:	UBSWGB2L
Fax:	203.719.0274
Address:	UBS AG
	100 Liverpool Street London EC2M 2RH

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch
By:		By:
Name:	Jonathan Moss	Name:	Jonathan McTernan
Title:	Director	Title:	Associate Director

Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By:

Name :
Title :

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

 Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.

Attachment 2

Date:

30 January 2006

To:

MASTR Alternative Loan Trust 2006-1 (“Counterparty”)

Attention:

Swaps Administration

From:

UBS AG, London Branch (“UBS AG”)

Subject:

Interest Rate Cap Transaction

UBS AG Ref: 37283698

Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transactions of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border)(the "ISDA Form") or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement.  If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree.  Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of New York as the Governing Law and U.S. Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement").  In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

The terms of the particular Interest Rate Cap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	30 January 2006

Effective Date	30 January 2006

Termination Date:	25 August 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.

Calculation Amount:	Initially USD 72,944,000.00 amortizing as per the Amortization Schedule below

Amortization Schedule:

Period from and including:	Period up to but excluding:	Calculation Amount (USD)
Effective Date	25-Feb-06	72,944,000.00
25-Feb-06	25-Mar-06	72,016,876.55
25-Mar-06	25-Apr-06	70,841,664.40
25-Apr-06	25-May-06	69,423,042.09
25-May-06	25-Jun-06	67,766,308.34
25-Jun-06	25-Jul-06	65,877,471.18
25-Jul-06	25-Aug-06	63,763,834.94
25-Aug-06	25-Sep-06	61,432,756.36
25-Sep-06	25-Oct-06	58,892,246.93
25-Oct-06	25-Nov-06	56,214,536.03
25-Nov-06	25-Dec-06	53,565,363.40
25-Dec-06	25-Jan-07	50,986,290.44
25-Jan-07	25-Feb-07	48,476,145.35
25-Feb-07	25-Mar-07	46,033,775.81
25-Mar-07	25-Apr-07	43,658,048.69
25-Apr-07	25-May-07	41,347,849.68
25-May-07	25-Jun-07	39,102,083.03
25-Jun-07	25-Jul-07	36,919,671.22
25-Jul-07	25-Aug-07	34,799,554.66
25-Aug-07	25-Sep-07	32,740,691.38
25-Sep-07	25-Oct-07	30,742,056.77
25-Oct-07	25-Nov-07	28,802,643.26
25-Nov-07	25-Dec-07	26,921,460.07
25-Dec-07	25-Jan-08	25,097,532.88
25-Jan-08	25-Feb-08	23,329,903.63
25-Feb-08	25-Mar-08	21,617,630.19
25-Mar-08	25-Apr-08	19,959,786.12
25-Apr-08	25-May-08	18,355,460.42
25-May-08	25-Jun-08	16,803,757.25
25-Jun-08	25-Jul-08	15,303,795.69
25-Jul-08	25-Aug-08	13,854,709.52
25-Aug-08	25-Sep-08	12,455,646.91
25-Sep-08	25-Oct-08	11,105,770.27
25-Oct-08	25-Nov-08	9,804,255.92
25-Nov-08	25-Dec-08	8,550,293.93
25-Dec-08	25-Jan-09	7,343,087.88
25-Jan-09	25-Feb-09	6,181,854.61
25-Feb-09	25-Mar-09	5,065,824.01
25-Mar-09	25-Apr-09	3,994,238.81
25-Apr-09	25-May-09	2,966,354.39
25-May-09	25-Jun-09	1,981,438.52
25-Jun-09	25-Jul-09	1,038,771.18
25-Jul-09	Termination Date	137,644.38

The dates in the above schedule with the exception of the Effective Date will be subject to no adjustment

Seller of the Cap:	UBS AG

Buyer of the Cap:	Counterparty

Calculation Agent:	UBS AG

Business Days:	New York

Broker:	None

Fixed Amounts

Fixed Rate Payer:	Counterparty

Fixed Amount:	Not Applicable

Fixed Rate Payer Payment Date:	Not Applicable

Business Day Convention:	Not Applicable

Floating Amounts

Floating Rate Payer:	UBS AG

Cap Rate:	5.30 percent per annum

Floating Amount:	To be determined in accordance with the following formula: Greater of (1)Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option - Cap Rate) and
(2) 0

Floating Rate Option:

USD-LIBOR-BBA, provided however, that if the Floating Rate Option for any Calculation Period is greater than 8.80 percent per annum, the Floating Rate Option for such Calculation Period shall be deemed equal to 8.80 percent per annum.

Designated Maturity:	One Month

Spread:	4

Floating Rate Day Count Fraction:	30/360

Floating Rate Payer Period End Dates:

25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August, 25 September, 25 October, 25 November and 25 December, in each year, from and including 25 February 2006, up to and including the Termination Date, subject to adjustment in accordance with the Business Day Convention specified immediately below.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be two Business Days prior to each Floating Rate Payer Period End Date.

Reset Dates:	First day of each Calculation Period.

Business Day Convention:	Modified Following

Additional Provisions

(i)

"Specified Transaction" shall have the meaning specified in Section 14 of the ISDA Form.

(ii)

The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iii)

The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv)

The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(v)

The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi)

The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii)

The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii)

The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 (or any definition or provision in Section 14  to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(x)

Consent to Recording.  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(xi)

Waiver of Jury Trial.  EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY’S ENTERING INTO THIS AGREEMENT.

(xii)

Fully Paid Transaction.  Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty’s only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.

(xiii)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xiv)

Non-Recourse.  Notwithstanding any provision herein or in the ISDA Form to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Collateral (as defined in the Indenture) and the proceeds thereof to satisfy Counterparty's obligations hereunder.  In the event that the Collateral and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Collateral and the distribution of the proceeds thereof in accordance with the Indenture, any claims against or obligations of Counterparty under the ISDA Form or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(xv)

Set-Off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form shall not apply for purposes of this Transaction; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, UBS AG may, by notice to Counterparty require Counterparty to set off any sum or obligation that UBS AG owed to Counterparty against any collateral currently held by Counterparty that UBS AG has posted to Counterparty, and Counterparty shall effect such setoff promptly, if and to the extent permitted to do so under applicable law, provided that Counterparty’s exercise of this setoff is not stayed or otherwise delayed by order of any court, regulatory authority or other governmental agency or any receiver other person appointed in respect of UBS AG or any of its property.

(xvi)

Proceedings.  UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state law, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the Notes (as defined below) have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii)

The ISDA Form is hereby amended as follows:  for the purposes of this Transaction, the word “third” shall be replaced by he word “first” in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from an the other party of such failure to pay.

(xviii)     Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form:

(i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries:  England and Wales, France, Hong Kong, United States of America, Singapore, Sweden and Switzerland.

(ii) Counterparty is not a Multibranch Party.

(xix)

Payments on Early Termination.  For the purpose of Section 6(e) of the ISDA Form:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(xx)

Event of Default relating to Bankruptcy.   Clause (2) of Section 5(a)(vii)  of the ISDA Form shall not apply to either party.

(xxi)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trustee of the MASTR Alternative Loan Trust, Series 2006-1 (the “Trust”) under the Pooling & Servicing Agreement, dated as of January 1, 2006 between the Trust and the Trustee (the “Pooling and Servicing Agreement”), in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth therein, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by Wells Fargo Bank, N.A., but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as imposing any liability on Wells Fargo Bank, N.A. individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation by the Trust or any other related documents; provided, however, that nothing in this paragraph shall relieve Wells Fargo Bank, N.A. from performing any of its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein.

Additional Termination Events:

The following Additional Termination Event will apply to UBS AG:  If a Ratings Event has occurred and UBS AG has not complied with the requirements set forth in the succeeding paragraph within the 30 business day time period specified therein, then an Additional Termination Event shall have occurred with respect to UBS AG and UBS AG shall be the sole Affected Party with respect to such an Additional Termination Event.

Rating Agency Downgrade:

If a Ratings Event (as defined below) occurs with respect to UBS AG, then UBS AG shall, at its own expense,  (i) assign this Transaction hereunder to a third party within thirty (30) business days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Rating Threshold (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral acceptable in a form and amount acceptable to Standard and Poor’s (“S&P”) within thirty (30) business days of such Rating Event and subject to written confirmation from S&P that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Notes.  For the avoidance of doubt, a downgrade of the rating on MASTR Alternative Loan Trust 2006-1 Certificates (the “Certificates”) could occur in the event that UBS AG does not post sufficient collateral.  For purposes of this Transaction, a “Ratings Event” shall occur with respect to the UBS AG if its long term unsecured debt rating ceases to be rated at least “A+” by S&P (such ratings being referred to herein as the “Approved Ratings Threshold”), (unless, within 30 business days after such withdrawal or downgrade S&P has reconfirmed the rating of the Notes which was in effect immediately prior to such withdrawal or downgrade).

Transfer, Amendment and Assignment:

No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction (other than the pledge of this Transaction to the Indenture Trustee pursuant to the Indenture) shall be permitted by either party unless S&P has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Notes; provided however that except with respect to a transfer at the direction of UBS,  nothing in this provision shall impose any obligation on UBS to give notice to any Rating Agency.

Permitted Security Interest:

For purposes of Section 7 of the ISDA Form, UBS AG hereby consents to the Permitted Security Interest.

“Permitted Security Interest” means the collateral assignment by the Counterparty of the Cap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Cap Collateral pursuant to the Indenture.

“Cap Collateral” means all right, title and interest of the Counterparty in this Agreement, each Transaction hereunder, and all present and future amounts payable by UBS AG to the Counterparty under or in connection with the Agreement or any Transaction governed by the Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

Payer Tax Representations

For the purposes of Section 3(e) of the Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this ISDA Form and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this ISDA Form, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form by reason of material prejudice to its legal or commercial position.

Payee Tax Representations

For the purpose of Section 3(f) of the Master Agreement, UBS AG makes the following representation:

It is a non-U.S. branch of a foreign person as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (the "Regulations") for United States federal income tax purposes.

For the purpose of Section 3(f) of the Master Agreement, the Counterparty, makes the following representations:

1.The Counterparty is a trust created pursuant to a Pooling and Servicing Agreement dated as of January 1, 2006 (the “PSA”) that states (i) its governing law is the law of the State of New York, (ii) the Trust Administrator is required to treat the portion of the trust considered to own this Agreement as a grantor trust for United States federal income tax purposes, and (iii) the Trust Administrator is required to treated the beneficial owners of such grantor trust as the holders of the Class Y Certificates (as such term is defined in that certain PSA).

2.  It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations for United States federal income tax purposes based on the current ownership of the Class Y Certificate.

Agreement to Deliver Documents

For the purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

UBS AG and Counterparty

Any form or document required or reasonably requested to allow the other party to make payments without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.

Promptly upon reasonable demand by the other party.
Counterparty	One duly executed and completed U.S. Internal Revenue Service Form W-9 (or successor thereto)
Counterparty

With respect to each of the Class Y Certificate Holders, any form or document required or reasonably requested to allow the other party to make payments without any deduction or withholding for or on account of any Tax, or with such deduction or withholding at a reduced rate.

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
UBS AG

Any documents required by the receiving party to evidence the authority of the delivering party for it to execute and deliver this Confirmation and to evidence the authority of the delivering party to perform its obligations under this Agreement or the Transaction governed by this Confirmation

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
UBS AG	A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Confirmation	Upon the execution and delivery of this Confirmation	Yes

Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

 (a) Non-Reliance.  Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

 (b) Assessment and Understanding.  Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction.  Each party is also capable of assuming and assumes, the risks of this Transaction.

 (c) Status of the Parties.  Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d)  Eligible Contract Participant.  Each party constitutes an “eligible contract participant” as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

Account Details for UBS AG:
Currency:	USD
Correspondent Bank:	UBS AG, STAMFORD BRANCH
Swift Address:	UBSWUS33XXX
Favour:	UBS AG LONDON BRANCH
Swift Address:	UBSWGB2LXXX
Account No:	101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

Offices

(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and

(b) The office of Counterparty for the Interest Rate Cap Transaction is:
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: Client Manager – MASTR Alternative Loan Trust 2006-1
Telephone: 410.884.2000
Fax: 410.715.2380

Contact Names at UBS AG:

Pre Value Payments:	Pre Value Payment Investigations:	203.719.1110
Post Value Payments:	Post Value Payment Investigations:	203.719.1110
Confirmation Queries:	Confirmation Control:	203.719.3373
ISDA Documentation:	Credit Risk Management:	203.719.8184
Swift:	UBSWGB2L
Fax:	203.719.0274
Address:	UBS AG
	100 Liverpool Street London EC2M 2RH

Address for notices or communications to the Counterparty:

:

c/o Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, MN 55479

Attn: Corporate Trust Services – MASTR Alternative Loan Trust 2006-1,

and, for all other purposes is located at:

9062 Old Annapolis Road

Columbia, MD 21045

Attn: Corporate Trust Services – MASTR Alternative Loan Trust 2006-1

Payments to Counterparty:

Wells Fargo Bank, NA

San Francisco, CA

ABA #: 121-000-248

Acct #: 3970771416

Acct Name: SAS Clearing

For Further Credit: Account # 50889801

(For all purposes)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

By:		By:
Name:	Jonathan Moss	Name:	Jonathan McTernan
Title:	Director	Title:	Associate Director

Acknowledged and Agreed by MASTR Alternative Loan Trust 2006-1 By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator for MASTR Alternative Loan Trust 2006-1 as of the date first written above:

Name :
Title :

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP

UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

 Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.